UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 24, 2017

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   □

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Pacific Biosciences of California, Inc. (the “Company”) held its Annual Meeting of stockholders (the “Annual Meeting”) on May 24, 2017.  The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: Election of two Class I Directors

Name of Director	For	Withheld	Broker Non-Votes
John Milligan, Ph.D.	51,715,491	913,063	28,462,100
Lucy Shapiro, Ph.D.	50,692,644	1,935,910	28,462,100

Each director nominee was duly elected to serve until the 2020 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
80,455,239	539,955	95,460	

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Proposal 3: Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes
47,980,248	4,485,066	163,240	28,462,100

The stockholders approved, on an advisory basis, the compensation of the named executive officers.

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation

One year	Two years	Three years	Abstain	Broker Non-Votes
19,815,162	163,911	32,500,987	148,494	28,462,100

Based on the votes set forth above, the stockholders advised that they were in favor of every three years as the frequency of holding an advisory vote on the compensation of named executive officers.  In accordance with the voting results for this proposal and the recommendation of the Company’s board of directors, Company will hold future advisory votes on the compensation of the Company’s named executive officers every three years. The next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2023 annual meeting of stockholders.

Proposal 5: Non-binding stockholder proposal to request that the Company adopt “majority voting” in uncontested elections of directors.

For	Against	Abstain	Broker Non-Votes
28,689,651	935,608	23,003,295	28,462,100

The stockholders approved a non-binding stockholder proposal submitted by The California State Teachers’ Retirement System (“CalSTRS”) to request that the Company’s board of directors initiate the appropriate process to adopt majority voting in uncontested elections of directors,  with a plurality vote standard retained for contested director elections.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Susan K. Barnes

Susan K. Barnes Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Date: May 25, 2017